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                                                                    EXHIBIT 10.2

                             AMENDMENT NO. 1 TO THE
                           CARAUSTAR INDUSTRIES, INC.
                            1996 DIRECTOR EQUITY PLAN


1.       Purpose

         The purpose of this Amendment No. 1 (this "Amendment") to the Caraustar Industries, Inc. 1996 Director Equity Plan, as amended (the "Plan"), is to provide that options granted under the Plan may be transferable under the conditions as set forth herein and to remove transfer limitations no longer applicable under the short-swing profit recovery provisions of Section 16 of the Securities Exchange Act of 1934. Terms not otherwise defined herein shall have the meanings given them in the Plan.

2.       Effective Date

         The effective date of this Amendment shall be July 16, 1998.

3.       Section 16 Changes

         The Plan is amended by deleting Section 4 in its entirety and restating
Section 4 to read as follows:

                  "4. Annual Retainer. Caraustar pays to those of its directors who are not employees of Caraustar or any subsidiary (such directors are referred to herein as "Eligible Directors") an annual retainer. The amount of this annual retainer is paid to the Eligible Directors in four quarterly installments, on the first business day of each calendar quarter. From and after the effective date of this Plan, Caraustar will pay the July and January quarterly installments of the annual retainer by delivery of shares of Caraustar common stock, valued for such purpose at the closing trading price of the Caraustar shares on the last business day immediately preceding the date of payment, or if such shares did not trade publicly on this date, the most recent date on which they did so trade. No fractional shares will be issued; and any balance of the quarterly installment shall be paid in cash."

4.       Transferability of Options

         The Plan is hereby amended by deleting Section 8 thereof in its entirety and restating Section 8 to read as follows:

                  "8. Transferability. Any option granted hereunder will be non-transferable and, accordingly, shall not be assignable, alienable, salable or otherwise transferable by the holder; provided that:

                  (1) Options may be transferred by a participant by will or the laws of descent and distribution;




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                  (2)      Options may be transferred by a participant pursuant
                           to a qualified domestic relations order, either at the time of grant or subsequently; and

                  (3) Options may be transferred by a participant by gift or other transfer to (i) a trust in which the participant or such person's spouse, or other immediate family member, or entity owned by such a person, has an exclusive interest, or (ii) the participant's spouse, or other immediate family member."

5.       Conforming and Other Changes

         Section 6 of the Plan is hereby amended to permit the exercise of any option properly transferred (pursuant to the Plan and any applicable option agreement) by the holder thereof to the same extent that such option could have been exercised by the participant (or the participant's legal representative or designated beneficiary, in the case of the participant's death) had such option not been transferred.

         Accordingly, the Plan is hereby amended by deleting Section 6 in its entirety and restating Section 6 as follows:

                  "6.      Exercise.

                  An option granted hereunder may be exercised as to part or all of the shares covered thereby at any time before the expiration date of such option.

                  The option may be exercised by (i) the participant or (ii) the holder of any option properly transferred (pursuant to the Plan and any applicable option agreement) to the same extent that the option could have been exercised by the participant (or the participant's legal representative or designated beneficiary, in the case of the participant's death) had such option not been transferred."





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                                    EXHIBIT A

                             AMENDMENT NO. 1 TO THE
                           CARAUSTAR INDUSTRIES, INC.
                            1996 DIRECTOR EQUITY PLAN


1.       Purpose

         The purpose of this Amendment No. 1 (this "Amendment") to the Caraustar Industries, Inc. 1996 Director Equity Plan, as amended (the "Plan"), is to provide that options granted under the Plan may be transferable under the conditions as set forth herein and to remove transfer limitations no longer applicable under the short-swing profit recovery provisions of Section 16 of the Securities Exchange Act of 1934. Terms not otherwise defined herein shall have the meanings given them in the Plan.

2.       Effective Date

         The effective date of this Amendment shall be ________ __, 1998.

3.       Section 16 Changes

         The Plan is amended by deleting Section 4 in its entirety and restating
Section 4 to read as follows:

                  "4. Annual Retainer. Caraustar pays to those of its directors who are not employees of Caraustar or any subsidiary (such directors are referred to herein as "Eligible Directors") an annual retainer. The amount of this annual retainer is paid to the Eligible Directors in four quarterly installments, on the first business day of each calendar quarter. From and after the effective date of this Plan, Caraustar will pay the July and January quarterly installments of the annual retainer by delivery of shares of Caraustar common stock, valued for such purpose at the closing trading price of the Caraustar shares on the last business day immediately preceding the date of payment, or if such shares did not trade publicly on this date, the most recent date on which they did so trade. No fractional shares will be issued; and any balance of the quarterly installment shall be paid in cash."

4.       Transferability of Options

         The Plan is hereby amended by deleting Section 8 thereof in its entirety and restating Section 8 to read as follows:

                  "8. Transferability. Any option granted hereunder will be non-transferable and, accordingly, shall not be assignable, alienable, salable or otherwise transferable by the holder; provided that:


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                  (4)      Options may be transferred by a participant by will
                           or the laws of descent and distribution;

                  (5) Options may be transferred by a participant pursuant to a qualified domestic relations order, either at the time of grant or subsequently; and

                  (6) Options may be transferred by a participant by gift or other transfer to (iii) a trust in which the participant or such person's spouse, or other immediate family member, or entity owned by such a person, has an exclusive interest, or (iv) the participant's spouse, or other immediate family member."

5.       Conforming and Other Changes

         Section 6 of the Plan is hereby amended to permit the exercise of any option properly transferred (pursuant to the Plan and any applicable option agreement) by the holder thereof to the same extent that such option could have been exercised by the participant (or the participant's legal representative or designated beneficiary, in the case of the participant's death) had such option not been transferred.

         Accordingly, the Plan is hereby amended by deleting Section 6 in its entirety and restating Section 6 as follows:

                  "6.      Exercise.

                  An option granted hereunder may be exercised as to part or all of the shares covered thereby at any time before the expiration date of such option.

                  The option may be exercised by (i) the participant or (ii) the holder of any option properly transferred (pursuant to the Plan and any applicable option agreement) to the same extent that the option could have been exercised by the participant (or the participant's legal representative or designated beneficiary, in the case of the participant's death) had such option not been transferred."